SEC 873 (06/2003)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2003

BIOMASSE INTERNATIONAL, INC.

(Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation)	000-32663 (Commission File Number)	65-0909206 (IRS Employer Identification No.)

38-10 PLACE DU COMMERCE,SUITE 230, MONTREAL, QUEBEC (Address of principal executive offices)	H3E 1T8 (Zip Code)

Registrant's telephone number, including area code (514) 772-2205

__________________________________________________________

(Former name or former address, if changed since last report)

Item 6. Resignations of Registrant's Directors.

Mr. Benoit Dufresne resigned as director for personal reasons.  The effective date of his resignation was May 30,2003.

Mr. Jean Gagnon resigned as director for personal reasons.  The effective date of his resignation was May 30,2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMASSE INTERNATIONAL, INC. (Registrant)
Date July 21, 2003	/s/ Abdel Jabbar Abouelouafa ____________________________________ Abdel Jabbar Abouelouafal, President

March 10, 2003

The Board of Directors

Biomasse International Inc.

4720 boul. Royal, suite 103

Trois-Rivières, Qc

G9A 4N1

Members of the Board of Directors,

By this letter and for personal reasons, I resign as Director. This will be effective May 30, 2003.

/s/ Jean Gagnon

March 10, 2003

The Board of Directors

Biomasse International Inc.

4720 boul. Royal, suite 103

Trois-Rivières, Qc

G9A 4N1

Members of the Board of Directors,

By this letter and for personal reasons, I resign as Director. This will be effective May 30, 2003.

/s/ Benoit Dufresne